Exhibit 99.1

Digital Infrastructure Platforms for AI, HPC and Digital Assets NASDAQ: MIGI Company Presentation December 2025

DISCLAIMER This presentation has been designed to provide general information about Mawson Infrastructure Group, Inc. (“Mawson” or "the Com pany”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is fo r i nformational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or su bscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such of fer , solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice an d i s not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warra nty , express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions conta ine d in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of an y person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as a n e ndorsement of the platform and solutions of Mawson. FORWARD - LOOKING STATEMENTS The Company cautions that statements in this presentation that are not a description of historical fact are forward - looking stat ements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words referencing f uture events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks a nd uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements are based upon t he Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing o f e vents could differ materially from those anticipated in such forward - looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Quarterly Reports on Form 10 - Q fil ed with the SEC on May 15, 2025, August 14, 2025, and November 14, 2025, the Company’s Annual Report on Form 10 - K filed with the SEC on March 28, 2025, and in ot her filings the Company has made and may make with the SEC in the future . One should not place undue reliance on these forward - looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those ex pre ssed or implied by such forward - looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstan ces that exist after the date on which they were made, except as may be required by law. Disclaimer 2

• Reverse Stock Split • GPU Pilot • Bellefonte Lease Extension • Litigation Corporate Overview 3

About Mawson Infrastructure Group, Inc. • Developing next - generation digital infrastructure platforms for Artificial Intelligence (AI), High - Performance Computing (HPC) and Digital Asset markets • Nasdaq - listed and publicly traded • Headquartered near Pittsburgh, Pennsylvania • Multiple digital infrastructure sites in the PJM energy market • Diversified executive team with technology, energy and infrastructure backgrounds • Tenured operations and technology team • Competitive service offerings within the PJM energy market • 100% Carbon - Free across all operating sites • Fixed and floating energy cost structures through PPAs • Providing clients specialized curtailment revenue opportunities 4

Experienced Management Team with Diverse Backgrounds Kaliste Saloom Interim CEO and General Counsel Kaliste joined Mawson in November 2023 and serves as its Interim CEO, General Counsel, and Corporate Secretary, bringing over 40 years of legal experience to the Mawson team. Kaliste’s in - house experience includes general counsel positions with publicly and privately held companies in various high - tech industri es from satellite and telecommunications to autonomous underwater vessels. Kaliste obtained his law degree from Tulane University in New Orlean s, Louisiana and holds a Bachelor of Science degree in Computer Science from the University of Louisiana in Lafayette, Louisiana. Geneva Skeen Head of Information Systems Technology leader with proven track record in software, IT systems, software services, product development, and data analysis Allen Bolden Head of Operations Extensive background in facilities, operations, and engineering across large - scale enterprise infrastructure Max Franklin Head of Sales and Strategic Partnerships Extensive sales, partnerships and customer success expertise across AI, HPC, and digital assets Vikram Murali Head of Corporate Development Expertise across corporate development, most recently at Evercore’s investment banking practice, working on M&A, capital raises, and strategic advisory assignments Bill Regan Chief Financial Officer Finance executive with 40 years of experience, including 25 years at public companies. Extensive transactional expertise, including two IPOs, and numerous acquisitions, divestitures, and financings 5

• Diversified, asset - light, recurring revenue stream • Adaptable contracts with capacity flexibility and rapid deployments • Add - ons such as Managed Site Services and Software Services Diversified Mix of Business Segments Creating Natural Synergies for the Company • Participation in innovative energy management programs • Provides stability to electric grid and generates revenue • Optimizes energy costs while contributing to overall grid reliability Digital Assets Mining Platform • High - growth and high - value foundational revenue opportunities • Builds upon core capabilities, expands operational capabilities and service offerings as an AI cloud or infrastructure provider AI/HPC Platform Energy Management Platform • Provides upside potential during favorable market conditions • Enhances operator expertise, benefiting all colocation clients • Allows strategic resource allocation based on market dynamics Digital Colocation Platform 6

7 Site Locations About the PJM Interconnection Multiple Operating and Pipeline Facilities in the PJM Market Strategic Location in North America’s Largest Power Market with Robust Fiber Connectivity Large, Competitive Wholesale Market: Coverage over 13 states, with well - established access for large power users Grid Reliability & Modernization: Robust, reliable grid, supporting critical 24/7 operations needed for high - uptime industries Scalable Capacity and Growth: Rapidly rising energy demand due to data center and electrification growth, with projections for net load to increase substantially Active Capacity Markets: Sophisticated capacity markets that incentivize new generation investment and help ensure sufficient supply Access to Diverse Energy Resources: Diverse mix of generation, including renewables and nuclear, providing carbon - free optionality Transparent and Open Market Structure: Bid - based pricing and curtailment revenue opportunities, helping minimize risk and maximize procurement efficiency 1. Perry County site is currently in development and not operational yet; Phase 1 (groundworks) has been completed Bellefonte (9 MW) Perry County 1 (24 MW) Midland (120 MW)

Site 1: Midland, Pennsylvania 120 MW Flagship Site, Fully Operational with Proximity to Major Urban Hubs Outdoor, Modular MDC Concept (with indoor storage and maintenance/networking huts) Site Type Midland, PA Region 120 MW, with potential for expansion Operating Capacity PJM Interconnection Energy Market Carbon Free Power, with both fixed and floating price structures available PPA Economic Demand Response program allows for precision control over net cost of power through strike price setting for each client Curtailment Programs Site Specifications Site Overview 8

Site 2: Bellefonte, Pennsylvania 9 MW Site, In - building Environment with Attractive Location Attributes In - Building Facility Site Type Bellefonte, PA Region 9 MW, with potential for expansion Operating Capacity PJM Interconnection Energy Market Carbon Free Power, with both fixed and floating price structures available PPA Adjacent to natural cold spring, providing lower ambient temperatures to operating areas Cooling Site Specifications Site Overview 9

Site 3: Perry County, Ohio 24 MW Greenfield Site, Energized Greenfield Site Site Type Perry County, OH Region 24 MW, with potential for expansion Energized Capacity PJM Interconnection Energy Market Carbon - Free Power, with both fixed and floating price structures available PPA Economic Demand Response program allows for precision control over net cost of power through strike price setting for each client Curtailment Programs Site Specifications Site Overview 10

Financial and Operational Highlights Fundamental business model continues to show progress Increase in Q/Q revenue and gross profitability (%) Revenues increased by 7% 3rd Qtr 2024 to 3 rd Qtr 2025 x Driven by new clients and transition of legacy contracts to renewals x Better fleet efficiency across client base x Attractive market environment for mining Gross Profit increased by 98% 3rd Qtr 2024 to 3 rd Qtr 2025 x Bolstered by competitively priced contract terms and new contract structures in 2025 x Improved awareness and analysis on energy management platform Q/Q 2023 to 2025 Gross Profit (%) 11 31.9% 35.1% 65.0% – $3,000,000 $6,000,000 $9,000,000 $12,000,000 $15,000,000 September 30, 2023 September 30, 2024 September 30, 2025 Revenue Gross Profit Gross Profit (%)

Reliable and Growing Capacity with Diversified Client Base 153 MW Total capacity under management, with expansion opportunities at all sites 99.6% Network System Uptime 1 in Q3 2025, demonstrating highly reliable connectivity across operating sites 99.95% Power System Uptime 2 in Q3 2025, validating power and equipment infrastructure reliability Up to 4 MW / day Deployment 3 timeline for new miners arriving onsite 10 MW per technician ratio, demonstrating a lean and efficient operations team Key Operational Metrics Operational and Near - Term Expansion Potential (MW) 109 129 129 24 2023 2024 2025+ Operational Capacity (MW) Additional Expansion Capacity (MW) 153 Mawson’s Digital Infrastructure Platform has become a multi - tenant platform , while maintaining an efficient and reliable operations model 12 1. Network System Uptime is defined as the availability hours of network connectivity over the total number of hours in the peri od. 2. Power System Uptime is defined as the availability hours of power supply to the site over the total number of hours in the pe rio d. 3. Deployment is defined as the racking and energizing of ASICs that have been delivered to the site.

Product and Service Platform Continues to Expand Client Focused, Transparent and Scalable Service Offering for Digital Infrastructure Current Product and Service Offering Overview • Industry - standard third - party tools as well as proprietary in - house modules to support client revenue and performance optimization, including: • Client Helpdesk Ticketing Systems • Automated Outage Notification Systems • Tiered Curtailment Update Portal • Strike Price Calculation Models • Access to Industry - leading miner monitoring systems • Specialized access to PJM energy market consultants and curtailment providers to provide full transparency and data to understand client - specific power costs x Completed feasibility and profitability study on Battery Energy Storage System (BESS) applications at Midland x Expanded miner procurement options and analysis for clients x Full - service repair and maintenance options now offered for client - hosted ASICs x Created new contract structures to offer profit - sharing, ramped deployment, and more client options x Commencement of GPU pilot on a major decentralized AI network YTD 2025 Key Highlights • Tiered Managed IT Service Offering for Mining and Data Center Infrastructure • Further evaluation of power and land expansion potential across all sites Project Pipeline 13

AI Apps Cloud/Compute/AI Services Semiconductors / Hardware Industrial Equipment & IT Infrastructure Foundational Layer: Digital Infrastructure Providers Digital Infrastructure Platforms: The Foundational Layer Operates in the Core Infrastructure Layer of the AI Value Chain with Attractive Existing Attributes • Digital Colocation Experience: Customer - focused services for existing digital colocation clients can be quickly adapted to contracting and servicing AI/HPC clients • Specialized Energy Management: Access to grid - tied, Carbon - Free energy at fixed and floating price structures, with proven ability to manage various types of power loads, client hardware, and contractual performance requirements • Attractive Location with Expansion Potential: Located within one of the fastest growing markets for AI/HPC deployment, with expansion capabilities across sites Mawson AI/HPC Competitive Positioning Mawson operates at the foundational layer of the AI infrastructure value chain, providing core physical infrastructure for high intensity workloads 14 Note: Logos shown above belong to their respective owners and are for representational purposes only to show the ecosystem, and do not indicate the source of Mawson’s products or services

Increasing Global Adoption and Growth of Digital Assets Accelerating Participation in Digital Asset Markets Increases Opportunities for Digital Infrastructure Providers 750 Million Users 2 and Growing Ownership base, investments by leading public companies like Tesla, MicroStrategy, and Block, and rising allocations from institutional investors $1.7 Trillion 1 market cap for Bitcoin, the largest single digital asset $2.9 Trillion 1 market cap for digital currencies 10x growth in the last five years $115 billion 1 market cap for Bitcoin ETFs Global adoption of Digital Assets with approval of Bitcoin ETFs in the United States and potential for expansion to other markets such as South Korea, Japan, and Singapore Increasing Institutional and Market Interest creates potential for new products and services in the digital assets space 15 Sources: 1. Blockworks, as of November 21, 2025 2. Statista, as of Jan 8, 2025

PJM Region Continues Momentum with Data Center Markets Growing Long - Term Demand for Digital Infrastructure in Mawson's Operating Region $110B+ in announced new public and private investments towards AI, energy, and data centers within PA in 2025 1,2 90% of new power demand will be made up by data centers in 2030, as estimated by PJM 100+ AI companies and startups operating within PA as of August 2025 3 Investment Wave in Pennsylvania: More than $110 billion in public and private capital announced in 2025 for data centers, advanced energy infrastructure, and workforce development across Pennsylvania, including some of the largest private sector investments in the state’s history 1,2 Tax Incentives and Regulatory Support: Strong state tax incentives on data center equipment and electricity, plus legislative efforts to expedite permitting and standardize zoning to attract AI and data center investments 6 Growing Power Demand: Data Centers are quickly becoming the largest uses of power in major energy markets like PJM 7 16 Sources: 1. Senator McCormick Press Release, July 2025 2. PA Department of Community and Economic Development, June 2025 3. F6s , August 2025 4. Code for America assessment, July 2025 5. McKinsey report, “How data centers and the energy sector can sate AI’s hunger for power”, November 2024 #3 PA's state ranking for AI usage, training, and capacity building within public sector 4 600+ TWh 2030 Estimated Global AI Power Demand 5 6. Reed Smith LLP, "The data center surge in Pennsylvania: Legislative initiatives," August 2025 7. PJM Board, August 2025

Digital Infrastructure Platforms for AI, HPC and Digital Assets Corporate Headquarters 950 Railroad Avenue, Midland PA 15059, USA Investor Relations IR@mawsoninc.com Media Relations mediarelations@mawsoninc.com NASDAQ: MIGI For more information and updates, visit our website: https://www.mawsoninc.com